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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                   Security Associates International, Inc.
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            (Exact name of registrant as specified in its charter)


             Delaware                                   87-0467198
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 (State of incorporation or organization)   (I.R.S. Employer Identification No.)


2101 S. Arlington Hts. Rd. Suite 100 Arlington Hts. IL               60005
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   (Address of principal executive offices)                        (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:


      Title of each class                   Name of each exchange on which
      to be so registered                   each class is to be registered
 Common Stock $0.001 Par Value                 American Stock Exchange
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:
_________________ (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act


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                               (Title of class)

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                               (Title of class)


                INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

        A description of the Registrant's securities and information required by Item 202 of Regulation S-K is contained in the Prospectus included in Registrant's Registration Statement on Form S-1 (Commission File Number 000-20870) which became effective October 20, 1997, which is hereby incorporated by reference.

ITEM 2.    EXHIBITS

        The Exhibits filed with the foregoing Registration Statement on Form S-1 and the Registrant's Annual Report on SEC Form 10-K for the Fiscal Year ending December 31, 1997, filed on February 23, 1998, Commission File No. 000-20870, are incorporated herein by reference.




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                                  SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

        (Registrant)   Security Associates International, Inc.
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Date                   February 20, 1998
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By   /s/ Ronald I. Davis
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        Print the name and title of the signing officer under his signature.
                                                       Ronald I. Davis, Chairman


                         INSTRUCTIONS AS TO EXHIBITS


If the securities to be registered on this form are to be registered on an exchange on which other securities of the registrant are registered, or are to be registered pursuant to Section 12(g) of the Act, copies of all constituent instruments defining the rights of the holders of each class of such securities, including any contracts or other documents which limit or qualify the rights of such holders, shall be filed as exhibits with each copy of the registration statement filed with the Commission or with an exchange, subject to Rule 12b-32 regarding incorporation of exhibits by reference.